SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): March 9, 2004
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                       MILLSTREAM ACQUISITION CORPORATION
               (Exact Name of Registrant as Specified in Charter)

           Delaware                  000-50348            06-1688360
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(State or Other Jurisdiction       (Commission          (IRS Employer
      of Incorporation)             File Number)       Identification No.)




 435 Devon Park Drive, Building 400, Wayne, Pennsylvania          19087
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        (Address of Principal Executive Offices)                (Zip Code)




       Registrant's telephone number, including area code: (610) 293-2511
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                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)







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Item 5. Other Events

         On March 9, 2004, Millstream Acquisition Corporation announced that it entered into a definitive merger agreement with NationsHealth Holdings, L.L.C., a privately held company based in Sunrise, Florida that provides medical products and pharmacy benefits to Medicare participants and other seniors. The press release describing the terms of the merger agreement is included as
Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.  Financial Statement and Exhibits

         (c) Exhibits:

             Exhibit 99.1              Press Release dated March 9, 2004.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   March 10, 2004                    MILLSTREAM ACQUISITION
                                                      CORPORATION



                                            By:      /s/ Arthur Spector
                                                     -----------------------
                                                     Arthur Spector
                                                     Chairman, President and
                                                     Chief Executive Officer

                                  EXHIBIT INDEX
                                  -------------

99.1     Press Release dated March 9, 2004.